                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of Earliest Event Reported): July 20, 2004


                             GREY GLOBAL GROUP INC.
               (Exact name of Registrant as specified in charter)

   Delaware                     0-7898                           13-0802840
(State or Other           (Commission File No.)               (I.R.S. Employer
Jurisdiction of                                              Identification No.)
 Incorporation)

                   777 Third Avenue, New York, New York 10017
          (Address of principal executive offices, including zip code)

                                 (212) 546-2000
              (Registrant's telephone number, including area code)

                                 Not applicable
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5. OTHER EVENTS.

This Form 8-K is being filed to provide the information set forth in Grey Global Group Inc.'s July 20, 2004 press release, a copy of which is attached hereto as
Exhibit 99.1 and is incorporated by reference herein.

Exhibit 99.1 attached hereto is furnished pursuant to Item 5, "Other Events".

EXHIBITS

99.1 Press Release of Grey Global Group Inc. dated July 20, 2004.


                            (Signature page follows)

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     GREY GLOBAL GROUP INC.

                                                     By:  /s/ Steven G. Felsher
                                                        ------------------------
                                                        Name: Steven G. Felsher
                                                        Title: Vice Chairman

Dated:  July 20, 2004